Palmer Square Income Plus Fund
 (Ticker Symbol: PSYPX)

A series of the Investment Managers Series Trust

Supplement dated March 30, 2017 to the
Summary Prospectus dated August 10, 2016.

Effective April 3, 2017, the redemption fee for the Palmer Square Income Plus Fund will be removed.  As a result, effective April 3, 2017, all references to the redemption fee in the Summary Prospectus are deleted in their entirety.

Please file this Supplement with your records.